SCOUT
REGIONAL
FUND


A no-load mutual fund
that seeks long-term
growth of both capital
and income by investing
in smaller regional
companies.


Semiannual Report
December 31, 1997

TO THE SHAREHOLDERS

Scout Regional Fund earned a total return (price change and reinvested distributions) of -0.76% for the quarter ended December 31, 1997. By comparison, the unmanaged Value Line Composite Index and Lipper Small Company Fund Index had returns of -2.13% and -5.43%, respectively, for the same period.

Performance data contained in this report is for past periods only. Past performance is not indicative of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

On October 27, 1997, the U.S. equity markets - already nervous about the 10th anniversary of the October 1987 crash - fell sharply in response to major financial problems in Southeast Asia. The Dow Jones Industrial Average fell 554 points, a record single-day point loss, for a 7.2% decline. This was a smaller percentage than in 1987's crash and the decline was less significant overall because of record high stock values.

There was an initial sell-off, but the large-capitalization stocks staged a strong recovery the next day. The stocks of large-sized companies regained most of their loss in November, dipped in December and then finished the year with a strong rally in the final week.

The stocks of small-sized companies did not recover as well as those of larger companies. Market leadership narrowed again after broadening in the third quarter, when it favored small and mid-sized companies. This shift was caused by a "flight to quality" and liquidity by investors concerned about the financial situation in Southeast Asia. Small-cap stocks with high price/earnings ratios were especially hard hit as problems in Asia raised doubts about continuing high performance and growth. The Fund was helped by its portfolio, which is largely limited to companies from an eight-state Midwest area, and by its value management style.

Utilities and financial services were the best performing economic sectors during the quarter. Utilities rose because of industry restructuring, cheaper fossil fuels and falling interest rates. The Fund is heavily weighted in utilities and profited from this market move. It is underweighted in financial services because of concerns about overvaluation due to a lack of revenue growth, high consumer debt and credit quality problems in Southeast Asia.

The poorest performing sectors were technology and energy. The Fund is dramatically underweighted in technology because of valuation concerns due to demand problems in Southeast Asia, overstated earnings estimates and intense competition.

Small-cap stocks should regain their relative momentum when events in Southeast Asia stabilize and earnings are again the focus. The tumbling market has created great values in the small-cap sector. If these stocks do resume market leadership, the Fund should benefit along with the rest of the group.

Economic fundamentals still appear strong entering 1998, with the exception of the Southeast Asian situation. However, valuations, especially of large company stocks, remain higher than corporate earnings seem to justify. This makes small-cap stocks attractive by comparison. We can expect even higher market volatility, which will test the self-discipline of investors whose expectations are too high. We believe the Fund, with its diversification, equal weighting and cash reserves, will perform well in this situation.

For the six months ended December 31, 1997, shareholders received an ordinary income dividend of $.14 per share, a short-term capital gain of $.03 per share and a long-term capital gain of $.43 per share.

For corporate shareholders, 91.70% of ordinary income distributions qualify for the corporate dividends received deduction.

We appreciate you as a valued shareholder of Scout Regional Fund and continually welcome your questions or comments.

Sincerely,
/s/Dave B. Anderson
Dave B. Anderson
UMB Investment Advisors


                                TOP 10 EQUITY HOLDINGS
                                     Market     Percent
                                  Value (000's) of Total
Safety-Kleen Corp.                   $1,152     2.31%
Aliant Communications, Inc.           1,098     2.20%
BHA Group, Inc.                         944     1.89%
Mapco, Inc.                             925     1.86%
NPC International, Inc. Cl. B 		909	1.83%
Angelica Corp.                          905     1.82%
Kellwood Co.                            900     1.81%
Laclede Gas Co.                         898     1.80%
MYR Group, Inc.                         876     1.76%
CPI Corp.                               860     1.73%
Top 10 Equity Holdings Total:        $9,467    19.00%
NOTE: All market values based on 12/31/97 statement of assets.

PIE CHART - SECTOR DIVERSIFICATION
Basic Materials         11.6%
Capital Goods           16.6%
Consumer Cyclical       20.5%
Consumer Staples        19.5%
Energy                   7.6%
Financial                2.0%
Technology               2.4%
Transporation
 & Service               1.0%
Utilities               18.8%

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.

FINANCIAL STATEMENTS
Statement of Net Assets
December 31, 1997 (unaudited)

                                                                        Market
        Shares  Company                                                 Value

COMMON STOCKS - 81.93%
Basic Materials -  9.46%
        15,000  ACX Technologies                                $      366,563
        50,000  Amax Gold, Inc.                                        115,625
        25,000  Cyprus Amax Minerals Co.                               384,375
         2,500  Deltic Timber Corp.                                     68,437
        40,000  Huntco, Inc. Cl. A                                     675,000
        25,000  Laclede Steel Co.                                      100,000
        55,000  Lawter International, Inc.                             598,125
        18,000  Mallinckrodt Group, Inc.                               684,000
        18,500  Republic Group, Inc.                                   302,937
        42,000  Safety-Kleen Corp.                                   1,152,375
         7,000  Sigma-Aldrich Corp.                                    278,250
                                                                     4,725,687
Capital Goods - 13.59%
        15,000  Atchison Casting Co.                                   243,750
        20,000  Baldor Electric                                        433,750
        48,400  BHA Group, Inc.                                        943,800
        25,000  Federal Signal Corp.                                   540,625
        65,000  Green (A.P.) Industries Inc.                           751,562
        30,000  Harmon Industries, Inc.                                832,500
        85,000  Instituform Technologies Inc., Cl. A                   658,750
        65,000  Isco, Inc.                                             576,875
        50,000  Layne Christensen Co.                                  650,000
        68,333  MYR Group, Inc.                                        875,517
         5,000  Paul Mueller Co.                                       192,500
        10,000  Trion Inc.                                              48,750
         2,000  Valmont Industries Inc.                                 39,000
                                                                     6,787,379
Consumer Cyclical - 16.78%
        70,000  B.I. Inc.                                               625,625
        15,000  Bandag, Inc.                                            801,563
        10,000  Belden Inc.                                            352,500
        10,000  Block (H & R), Inc.                                    448,125
        15,000  Brown Group, Inc.                                      199,687
        15,000  Caseys General Stores, Inc.                            380,625
        25,000  Clarcor Inc.                                           740,625
         6,000  Dillards Inc.                                          211,500
        15,000  Donnelley (R.R.) & Sons                                558,750
        20,000  First Alert, Inc.                                       42,500
        37,925  Flexsteel Industries, Inc.                             535,691
        30,000  Kellwood Co.                                           900,000
        25,000  Lawson Products                                        743,750
        10,000  Lee Enterprises, Inc.                                  295,625
        15,000  Maytag Corp.                                           559,688
        35,000  O'Sullivan Industries Holdings, Inc.                   350,000
         9,102  Pharmerica Inc.                                         94,433
        18,000  Rival Co.                                              236,250
        60,000  Stimsonite Corp.                                       303,750
                                                                     8,380,687
Consumer Staples - 15.98%
        20,000  Alberto-Culver Co. Cl. A                               540,000
        40,000  Angelica Corp.                                         905,000
        20,000  Beverly Enterprises, Inc.                              260,000
        21,000  Brunswick Corp.                                        636,562
        38,000  CPI Corp.                                              859,750
         5,000  Celestial Seasonings, Inc.                             157,500
        15,000  I B P Inc.                                             314,063
        14,000  Medpartners, Inc.                                      313,250
        25,000  Midwest Grain Products, Inc.                           312,500
        75,000  NPC International, Inc. Cl. B                          909,375
        80,000  Sanfilippo (John B & Son), Inc.                        630,000
        22,000  Sealright Co.                                          272,250
        35,000  Stuart Entertainment, Inc.                              59,062
        85,000  TCBY Enterprises, Inc.                                 642,813
        41,300  VICORP Restaurants, Inc.                               722,750
        50,000  Winnebago Industries, Inc.                             443,750
                                                                     7,978,625
Energy - 6.21%
         5,000  Helmerich & Payne Inc.                                 339,375
        10,000  Kerr-McGee Corp.                                       633,125
        10,425  Maverick Tube Corp.                                    263,883
        11,000  Murphy Oil Corp.                                       596,062
        60,000  Southwestern Energy Co.                                772,500
         5,000  St. Mary Land & Exploration  Co.                       175,000
        10,000  Ultramar Diamond Sharmock Corp.                        318,750
                                                                     3,098,695
Financial - 1.65%
         8,000  Brenton Banks                                          320,000
         1,050  Commerce Bancshares Inc.                                71,138
           700  Kansas City Life Insurance Co.                          69,300
         7,500  Old Republic International Corp.                       278,906
         2,000  Reinsurance Group of America, Inc.                      85,125
                                                                       824,469
Technology - 2.00%
         7,000  DII Group Inc.                                         190,750
        35,000  Exabyte Corp.                                          225,312
        40,000  Fansteel, Inc.                                         340,000
         7,500  Molex Inc.                                             240,938
                                                                       997,000
Transportation & Service - 0.82%
        20,000  Werner Enterprises, Inc.                               410,000

Utilities - 15.44%
        35,000  Aliant Communications, Inc.                          1,098,125
         8,000  Calenergy, Inc.                                        230,000
        40,000  Empire District Electric Co.                           785,000
        10,000  IES Industries, Inc.                                   368,125
        10,000  Interstate Power Co.                                   374,375
         7,000  Kansas City Power & Light Co.                          206,937
        32,000  Laclede Gas Co.                                        898,000
        20,000  Mapco, Inc.                                            925,000
        35,000  St. Joseph Light & Power Co.                           623,438
        15,000  Union Electric Co.                                     648,750
        20,000  Utilicorp United, Inc.                                 776,250
        18,000  Western Resources, Inc.                                774,000
                                                                     7,708,000
TOTAL COMMON STOCK - 81.93%                                         40,910,542


        Face                                                            Market
        Amount  Description                                             Value

Short-Term Corporate Notes - 12.97%
$      500,000  American Tel. & Telegraph,
                5.54%, due January 5, 1998                      $      499,615
       500,000  Bell Atlantic Network Funding,
                5.85%, due January 13, 1998                            498,944
       500,000  BP America,
                5.87%, due January 20, 1998                            498,369
       500,000  Disney Walt Co.,
                5.65%, due February 13, 1998                           496,547
       500,000  Dun & Bradstreet Corp.,
                5.78%, due January 21, 1998                            498,314
       500,000  Emerson Electric Co.,
                5.63%, due January 29, 1998                            497,732
       500,000  Emerson Electric Co.,
                5.75%, due February 10, 1998                           496,726
       500,000  Engelhard Corp.,
                5.72%, due February 3, 1998                            497,299
       500,000  General Mills Inc.,
                5.77%, due January 5, 1998                             499,599
       500,000  Kimberly-Clark Corp.,
                5.73%, due January 23, 1998                            498,170
       500,000  Monsanto Co.,
                5.68%, due January 7, 1998                             499,448
       500,000  Nalco Chemical Co.,
                6.00%, due January 12, 1998                            499,000
       500,000  Wisconsin Electric Power Co.,
                5.77%, due January 16, 1998                            498,718
TOTAL SHORT-TERM CORPORATE NOTES - 12.97%                            6,478,481

GOVERNMENT SPONSORED ENTERPRISES - 2.96%
       500,000  Federal National Mortgage Association,
                5.60%, due March 13, 1998                              494,400
     1,000,000  Federal National Mortgage Association,
                5.43%, due April 29, 1998                              982,051
TOTAL GOVERNMENT SPONSORED ENTERPRISES - 2.96%                       1,476,451


REPURCHASE AGREEMENT - 1.91%
$      955,000  Northern Trust Co.,
                6.40%, due January 2, 1998
                (Collateralized by U.S. Treasury Notes,
                5.875%, due February 28, 1999)                         955,000

TOTAL INVESTMENTS - 99.77%                                      $   49,820,474

Other assets less liabilities - 0.23%                                  115,130

TOTAL NET ASSETS - 100.00%
	(equivalent to $11.89 per share;
        10,000,000 shares of $1.00 par value
	value capital shares authorized;
        4,198,465 shares outstanding)                           $   49,935,604

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 1997 (unaudited)

ASSETS:
  Investment securities, at market value
   (identified cost $41,113,111)                                $   49,820,474
  Cash                                                                  32,139
  Dividends receivable                                                  82,991
  Interest receivable                                                     -
  Securities sold receivable                                              -
    Total assets                                                    49,935,604
LIABILITIES AND NET ASSETS:
  Payable for investments purchased                                       -
    Total liabilities                                                     -
NET ASSETS                                                      $   49,935,604

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in surplus of capital)        $   39,923,901
  Accumulated undistributed income:
    Undistributed net investment income                                  4,316
    Accumulated net realized gain on investment transactions         1,300,024
  Net unrealized appreciation in value of investments                8,707,363

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $   49,935,604
Capital shares, $1.00 par value
  Authorized                                                        10,000,000
  Outstanding                                                        4,198,465

NET ASSET VALUE PER SHARE                                       $        11.89

See accompanying Notes to Financial Statements.


Statement of Operations
Six Months Ended December 31, 1997 (unaudited)

INVESTMENT INCOME:
  Income:
    Dividends                                                   $      415,625
    Interest                                                           206,082
                                                                       621,707
  Expenses:
    Withholding fees                                                       225
    Management fees  (Note 3)                                          209,650
    Registration fees and other expenses                                 9,812
                                                                       219,687
      Net investment income                                            402,020

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
  Realized gain from investment transactions
  (excluding commercial paper and repurchase agreements):
    Proceeds from sales of investments                               5,173,823
    Cost of investments sold                                         2,414,078
      Net realized gain from investment transactions                 2,759,745
Unrealized appreciation of investments:
  Beginning of period                                                6,610,704
  End of period                                                      8,707,363
    Increase in net unrealized appreciation on investments           2,096,659
    Net gain on investments                                          4,856,404
    Net increase in net assets resulting from operations        $    5,258,424

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

                                                                Six Months Ended
                                                                December 31, 1997      Year Ended
                                                                (unaudited)            June 30, 1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $      402,020         $      962,801
  Net realized gain from investment activities                       2,759,745              2,069,833
  Increase (decrease) in net unrealized appreciation
    of investments                                                   2,096,659              3,684,662
    Net increase in net assets resulting from operations             5,258,424              6,717,296

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                              (558,815)              (794,637)
  Net realized gain from investment transactions                   (1,847,455)            (2,332,298)
    Total distributions to shareholders                            (2,406,270)            (3,126,935)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 710,833 and 1,395,435 shares sold                    9,380,992             14,709,173
  Net asset value of 27,433 and 176,123 shares issued for
    reinvestment of distributions                                      318,688              1,875,551
                                                                     9,699,680             16,584,724
  Cost of 951,324 and 1,278,012 shares redeemed                   (11,133,250)           (13,559,225)
    Net increase from capital share transactions                   (1,433,570)              3,025,499
      Total increase in net assets                                   1,418,584              6,615,860

NET ASSETS:
  Beginning of period                                               48,517,020             41,901,160
  End of period (including undistributed net investment income
   of $4,315 and $166,958)                                      $   49,935,604         $   48,517,020

*Distributions to shareholders:
   Income dividends per share                                   $         .139         $          .18
   Capital gains distribution per share                         $         .461         $          .53

See accompanying Notes to Financial Statements.


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.
Effective on April 24, 1996, the Fund's shareholders approved a change in the fiscal year-end. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Investment transactions are recorded on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Short-term investments are valued at cost with interest income recorded on the accrual basis.

Federal Income Taxes - The Fund has complied with the Internal Revenue Code requirements applicable to regulated investment companies and will distribute all income to its shareholders. Therefore, no Federal income tax provision is required.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the six months ended December 31, 1997 (excluding repurchase agreements and short-term securities), are as follows:
                             Other than
                             U.S. Government         U.S. Government
                             Securities              Securities
Purchases                    $  2,019,368            $   -
Proceeds from sales             5,173,823                -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholders accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the Fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that they are sufficient to protect the Fund in the event of default by the seller.

This report has been prepared for the information of the Shareholders of Scout Regional Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
 Larry D. Armel
 William E. Hoffman, D.D.S.
 Eric T. Jager
 Stephen F. Rose
 Stuart Wien

Officers
 Larry D. Armel, President
 P. Bradley Adams, Vice President & Treasurer
 Michael A. Brummel, Vice President
 Martin A. Cramer, Vice President & Secretary
 John G. Dyer, Vice President
 Constance E. Martin, Vice President

Investment Counsel
 UMB Bank, n.a., Kansas City, Missouri

Auditors
 Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
 Stradley, Ronon, Stevens & Young,
 Philadelphia, Pennsylvania
 John G. Dyer, Kansas City, Missouri

Custodian
 UMB Bank, n.a., Kansas City, Missouri


JONES & BABSON
MUTUAL FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL-FREE 1-800-996-2862
www.umb.com